SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 27, 2006 (July 25, 2006)
PHOENIX FOOTWEAR GROUP, INC..

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)
(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 5 Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     The Board of Directors of Phoenix Footwear Group, Inc. (the “Company”) has elected of Robert A. Gunst, to the Board of Directors, to be effective August 3, 2006. A press release regarding the election is attached as Exhibit 99.1. Mr. Gunst has not yet been assigned to any Board committees, has no relationships with the Company as those relationships are defined in Item 404(a) of Regulation S-K, and does not have any arrangements or understandings with other persons pursuant to which he was selected as a director.
Section 9 Financial Statement and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

99.1 Press Release issued July 25, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUALSCOPICS, INC.
Date: July 27, 2006	By:	/s/ Kenneth E. Wolf
		Name:	Kenneth E. Wolf
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued July 25, 2006